UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2026

AquaBounty Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Ayer Road, Suite 4, Harvard, Massachusetts

(Address of principal executive offices)

01451

(Zip Code)

978-648-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	AQB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

As previously reported in a Form 8-K dated June 25, 2026, at the Annual Meeting of Stockholders of AquaBounty Technologies, Inc. (the “Company”) held on June 23, 2026, the Company’s stockholders approved a proposal granting the Board of Directors (the “Board”) discretionary authority to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio ranging from 1-for-5 to 1-for-20, inclusive, with such ratio and the timing of the reverse stock split, if any, to be determined by the Board in its sole discretion, but in no event later than July 31, 2026 (the “Proposed Reverse Stock Split”).

On July 6, 2026, the Board considered whether to implement the Proposed Reverse Stock Split and, after evaluating the Company's current circumstances, determined not to effect the Proposed Reverse Stock Split at this time. The Board has concluded that the Proposed Reverse Stock Split is not in the best interests of the Company and its stockholders.

The authority granted by the Company’s stockholders to effect the Proposed Reverse Stock Split will expire on July 31, 2026 without having been exercised by the Board. Accordingly, no amendment to the Company’s Certificate of Incorporation will be filed in connection with the Proposed Reverse Stock Split, and no further action with respect to the Proposed Reverse Stock Split will be taken.

If the Company determines in the future that a reverse stock split would be in the best interests of the Company and its stockholders, the Company will seek new stockholder approval at that time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)

Date: July 8, 2026	/s/ David A. Frank
David A. Frank
Interim Chief Executive Officer, Chief Financial Officer and Treasurer